UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 19, 2020
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The COVID-19 pandemic has had a number of direct impacts on the business of Aramark (the “Company”), primarily the closure of sports stadiums; offices; conference centers; and schools, colleges and universities and subsequent significant reductions in demand for those operations that have reopened. These mandated closures and reductions in demand have reduced our revenue by 21% during fiscal 2020, making both the adjusted revenue and adjusted operating income goals for fiscal 2020 under our Management Incentive Bonus Plan (“MIB”) unattainable. Despite the impact of these closures and reductions in demand, which were fully outside of management’s control, our employees, including our Named Executive Officers (the “NEOs”), responded quickly to support Aramark and its employees in a number of ways, including:

•Flexing our business models to manage through the challenges of the pandemic including through restructuring contracts and managing labor;
•Implementing extra measures to protect employees and clients, including deep cleaning of facilities and ensuring workers have the equipment and training they need to stay healthy and safe;
•Converting some of our uniform manufacturing plants to produce millions of respirators and medical masks, scrubs and isolation gowns for hospitals and other critical healthcare providers;
•Creating pop-up grocery stations for hospital staff to purchase necessities for home; and
•Enhancing sanitation and hygiene practices and applying long-established food safety processes and protocols.

In connection with year-end compensation decisions and the assessment of the attainment of the fiscal 2020 performance targets under the MIB, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) determined that the NEOs had achieved 100% of the individual objective portion of the MIB (constituting 10% of the MIB award) based on their extraordinary leadership during the COVID-19 pandemic and that the financial performance portion of the MIB had not been attained and would not result in any payout. In view of the fact that the financial targets for fiscal 2020 under the MIB were set in late 2019, prior to the development of the COVID-19 pandemic, and considering the efforts of our NEOs in navigating the unprecedented impact of COVID-19, the Compensation Committee determined to approve an additional payment to each of the NEOs equal to 30% of their respective target bonuses resulting in total payouts to each of the NEOs of 40% of their respective target bonuses. The Compensation Committee believes this approach is consistent with Aramark’s pay for performance culture and fairly recognizes and rewards the efforts to mitigate the impacts of COVID-19 on the Company’s business and efforts to position the Company for a strong recovery and future growth.

Based on the above, each of the NEOs will be paid the following amounts of annual bonus for fiscal 2020:

NEO	Fiscal 2020 Annual Bonus Payout
John Zillmer	$910,000
Tom Ondrof	$240,000
Lynn McKee	$287,095
Lauren Harrington	$170,000

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	November 19, 2020	By:	/s/ LAUREN A. HARRINGTON
		Name:	Lauren A. Harrington
		Title:	Senior Vice President and
General Counsel